Computational Materials

                                $2,000,000,000

                      DaimlerChrysler Master Owner Trust
                                    Issuer

       Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2002-A,
                               due May 15, 2007

               DaimlerChrysler Wholesale Receivables LLC, Seller
             DaimlerChrysler Services North America LLC, Servicer


                            Computational Materials

        The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC ("DCS"). Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Morgan Stanley Syndicate Desk at 212-761-2270.

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC ("DCS"). Neither Banc One Capital Markets, Inc. ("BOCM") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the BOCM Trading Desk at 312-732-7885.

                                $2,000,000,000



                      DaimlerChrysler Master Owner Trust
                                    Issuer

       Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2002-A,
                               due May 15, 2007

               DaimlerChrysler Wholesale Receivables LLC, Seller
             DaimlerChrysler Services North America LLC, Servicer





                            COMPUTATIONAL MATERIALS











The following 15 pages only may be distributed to potential purchasers


The Computational Materials form MUST accompany every Computational Materials package.





                                                      BEAR, STEARNS & CO. INC.

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC ("DCS"). Neither Bear, Stearns & Co. Inc. ("Bear Stearns") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Bear Stearns Trading Desk at 212-272-4955.

     General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns by calling the telephone number listed above.

                              [Bear Stearns Logo]

        The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Deutsche Bank Securities Inc. ("Deutsche Bank") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Deutsche Bank Trading Desk at 212-469-7730.

        The information contained in the attached materials is referred to as the "Information".


     The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC ("DCS"). Neither Salomon Smith Barney Inc. ("Salomon") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at 212-723-6171.

                                DAIMLERCHRYSLER


                      DAIMLERCHRYSLER MASTER OWNER TRUST
                                    Issuer

                                $2,000,000,000

              Floating Rate Auto Dealer Loan Asset Backed Notes,
                                Series 2002-A,
                               due May 15, 2007


               DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC, Seller

             DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, Servicer



                              Subject to Revision
                         Term Sheet dated May 24, 2002

                            SUMMARY OF SERIES TERMS

Parties

          --------------------------------------------------------------------
                  Party                                Description

          --------------------------------------------------------------------

          Issuer                       o  DaimlerChrysler Master Owner Trust
                                          (the "issuer")

          --------------------------------------------------------------------

          Seller                       o  DaimlerChrysler Wholesale Receivables
                                          LLC ("DCWR"), an indirectly owned
                                          subsidiary of DaimlerChrysler
                                          Services North America LLC ("DCS")


                                       o  DCWR's executive offices are located
                                          at 27777 Franklin Road, Southfield,
                                          Michigan 48034-8286, and its
                                          telephone number is (248) 948-3031

          --------------------------------------------------------------------

          Servicer                     o  DCS, a wholly owned subsidiary of
                                          DaimlerChrysler Corporation
                                          ("DaimlerChrysler")

          --------------------------------------------------------------------

          Indenture                    o  The Bank of New York
            Trustee

          --------------------------------------------------------------------

          Owner  Trustee for Issuer    o  Chase Manhattan Bank USA, National
                                          Association

          --------------------------------------------------------------------

          CARCO Receivables Trust      o  CARCO Auto Loan Master Trust (the
                                          "CARCO receivables trust")

                                       o  Owns the receivables and has issued
                                          the collateral certificate to the
                                          issuer

          --------------------------------------------------------------------



Title of Securities

     Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2002-A (the "Series 2002-A notes").

The Issuer's Primary Asset - the Collateral Certificate

     The issuer's primary asset is the collateral certificate. The collateral certificate is an investor certificate issued by the CARCO receivables trust and represents an allocable interest in a pool of receivables arising from revolving floorplan financing agreements of selected motor vehicle dealers. The issuer's primary source of funds to make payments on the notes will be the distributions received on the collateral certificate. Only the portion of those distributions that are allocated to Series 2002-A will be available to make payments on the Series 2002-A notes. The Series 2002-A noteholders will not have any recourse to any other assets of the issuer or any other person for payments on the Series 2002-A notes. Distributions on the collateral certificate that are allocated to other series of notes will only be available to make payments on the Series 2002-A notes under certain limited circumstances.

Stated Principal Amount; Nominal Liquidation Amount

         ---------------------------------------------------------------------

           Stated Principal Amount of Series             $2,000,000,000
                       2002-A notes
         ---------------------------------------------------------------------
           Initial nominal liquidation amount of
                       Series 2002-A notes               $2,000,000,000
         ---------------------------------------------------------------------
                   Initial Series 2002-A
                 overcollateralization amount            $ 197,802,198
         ---------------------------------------------------------------------
                Initial Series 2002-A nominal
                      liquidation amount                $2,197,802,198
         ---------------------------------------------------------------------



     The Series 2002-A nominal liquidation amount will equal the portion of the invested amount of the collateral certificate allocated to Series 2002-A. The Series 2002-A notes are secured only by that portion of the collateral certificate that corresponds to the Series 2002-A nominal liquidation amount. The Series 2002-A nominal liquidation amount will be equal to the sum of (i) the nominal liquidation amount of the Series 2002-A notes (initially, $2,000,000,000) and (ii) the Series 2002-A overcollateralization amount (initially, $197,802,198). The Series 2002-A nominal liquidation amount, the nominal liquidation amount of the Series 2002-A notes and the Series 2002-A overcollateralization amount will be subject to reductions and reinstatements.

Series Issuance Date

     [June o], 2002.

Series Cut-Off Date

     May 31, 2002.

                       TERMS OF THE SERIES 2002-A NOTES

Interest Payment Dates

     Interest will be payable on the 15th of each month, unless the 15th is not a business day, in which case the payment will be made on the following business day. The first payment will be on July 15, 2002.

Per Annum Interest Rate

     [o]% above one-month LIBOR (calculated as described in the documents). Interest will be calculated on the basis of the actual number of days in the applicable interest period divided by 360.

Interest Accrual Periods

     Each period from and including a payment date to but excluding the following payment date, except that the first interest period will be from and including the Series 2002-A issuance date to but excluding the first payment date.

Principal Payments

     The issuer expects to pay the principal of the Series 2002-A notes (but only to the extent of the outstanding nominal liquidation amount of the Series 2002-A notes) in full on May 16, 2005. However, under some circumstances the issuer may pay principal earlier or later or in reduced amounts.

Legal Final

     The issuer will be obligated to pay the principal amount of the Series 2002-A notes (but only to the extent of the outstanding nominal liquidation amount of the Series 2002-A notes), to the extent not previously paid, by May 15, 2007.

Revolving Period

     During the revolving period, the issuer will not pay principal on the Series 2002-A notes or accumulate principal for that purpose. Instead, the issuer will use the Series 2002-A share of available principal amounts to make principal payments on other series of notes and/or pay them to the issuer to maintain the interest in the CARCO receivables trust evidenced by the collateral certificate. The revolving period will begin at the close of business on the Series 2002-A cut-off date and will end when the accumulation period begins. The revolving period will also end if an early redemption period begins.

Accumulation Period

     The issuer will accumulate principal for the Series 2002-A notes during an accumulation period of no more than five months long unless (i) an early redemption period that is not terminated begins before the start of the accumulation period, or (ii) the issuer, acting directly or through the administrator, elects at its option to delay the start of the accumulation period, to a later date selected by the issuer. The issuer may elect to delay the start of the accumulation period because it believes that (i) the issuer will be able to reallocate available principal amounts allocable to other series of notes to make larger monthly deposits into the principal funding account over a shorter period of time or (ii) the payment rate on the receivables will permit larger monthly deposits to that account over a shorter period of time. The latest date on which the accumulation period will commence is April 1, 2005. During the accumulation period the issuer will accumulate the Series 2002-A share of principal collections for payment on May 16, 2005.

Early Redemption Period

     If an early redemption event occurs and is not cured, you will begin to receive payments of principal earlier than May 16, 2005. The period after the occurrence of an early redemption event is the early redemption period. Early redemption events are events that might adversely affect the issuer's ability to make payments on the Series 2002-A notes as originally expected.

Early Redemption Events

     The early redemption events with respect to the Series 2002-A notes will include the following:

     1. failure on the part of DCWR, the servicer or DCS (if DCS is no longer the servicer), as applicable,

          o to make any payment or deposit required by the CARCO receivables trust pooling and servicing agreement or the receivables purchase agreement, on or before the date occurring two business days after the date that payment or deposit is required to be made; or

          o to deliver a distribution date statement on the date required under the CARCO receivables trust pooling and servicing agreement, or within the applicable grace period which will not exceed five business days; or

          o to comply with its covenant not to create any lien on a receivable; or

          o to observe or perform in any material respect any other covenants or agreements set forth in the CARCO receivables trust pooling and servicing agreement or the receivables purchase agreement, which failure continues unremedied for a period of 45 days after written notice of that failure;

     2. any representation or warranty made by DCS, as seller, in the receivables purchase agreement or by DCWR in the CARCO receivables trust pooling and servicing agreement or any information required to be given by DCWR to the CARCO receivables trust trustee to identify the accounts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result the interests of the certificateholders are materially and adversely affected. An early redemption event, however, shall not be deemed to occur if DCWR has repurchased the related receivables or all of the receivables, if applicable, during that period in accordance with the provisions of the CARCO receivables trust pooling and servicing agreement;

     3. the occurrence of certain events of bankruptcy, insolvency or receivership relating to DCS or DaimlerChrysler;

     4. a failure by DCWR to convey receivables in additional accounts to the CARCO receivables trust within five business days after the day on which it is required to convey those receivables under the CARCO receivables trust pooling and servicing agreement;

     5. on any payment date, the primary Series 2002-A overcollateralization amount is reduced to an amount less than the required amount on that payment date after giving effect to the distributions to be made on that payment date; provided that, for the purpose of determining whether an early redemption event has occurred pursuant to this clause 5, any reduction of the primary Series 2002-A overcollateralization amount resulting from reallocations of the Series 2002-A available principal amounts to pay interest on the Series 2002-A notes in the event LIBOR is equal to or greater than the prime rate upon which interest on the receivables is calculated on the applicable LIBOR determination date will be considered an early redemption event only if LIBOR remains equal to or greater than such prime rate for the next 30 consecutive days following such LIBOR determination date;

     6.   any service default occurs;

     7. on any determination date, as of the last day of the preceding collection period, the aggregate amount of principal receivables relating to used vehicles exceeds 20% of the pool balance on that last day;

     8. on any determination date, the average of the monthly payment rates for the three preceding collection periods, is less than 20%;

     9. the outstanding dollar principal amount of the Series 2002-A notes is not repaid by the Series 2002-A expected principal payment date;

     10. the issuer becomes an investment company within the meaning of the Investment Company Act of 1940; and

     11.  the occurrence of an event of default under the indenture.


Credit Enhancement - Series 2002-A Overcollateralization Amount

     On the Series 2002-A cut-off date, the portion of the collateral certificate allocable to Series 2002-A will equal $2,197,802,198 and will exceed the outstanding dollar principal amount of the Series 2002-A notes by $197,802,198. The amount of that excess is the initial Series 2002-A overcollateralization amount. This overcollateralization amount is intended to protect the Series 2002-A noteholders from the effect of charge-offs on defaulted receivables in the CARCO receivables trust that are allocated to Series 2002-A and any use of available principal amounts to pay interest on the Series 2002-A notes.

     The Series 2002-A overcollateralization amount will equal the sum of (i) 9.89% of the nominal liquidation amount of the Series 2002-A notes (which is referred to as the "Series 2002-A primary overcollateralization amount") and
(ii) the incremental overcollateralization amount, which is based on the amount of ineligible receivables and dealer overconcentration amounts in the CARCO receivables trust. The amount in clause (ii) may fluctuate from time to time.

     The issuer will allocate distributions on the collateral certificate to Series 2002-A on the basis of the sum of the nominal liquidation amount of the Series 2002-A notes and the Series 2002-A overcollateralization amount. The Series 2002-A overcollateralization amount will be reduced by:

     o reallocations of available principal amounts otherwise allocable to the Series 2002-A overcollateralization amount to pay interest on the Series 2002-A notes and

     o charge-offs resulting from uncovered defaults on receivables in the CARCO receivables trust allocated to Series 2002-A.

     Reductions in the Series 2002-A overcollateralization amount will result in a reduced amount of distributions on the collateral certificate that are available to make payments on the Series 2002-A notes. If the Series 2002-A overcollateralization amount is reduced to zero, then those reallocations and charge-offs will instead reduce the nominal liquidation amount of the Series 2002-A notes and you may incur a loss on your Series 2002-A notes.

Excess Principal Collections

     Principal collections allocable to other series of notes, to the extent not needed to make payments in respect of the other series, will be applied to make principal payments in respect of the Series 2002-A notes and of other series of notes then entitled to principal payments.

Optional Redemption

     The servicer may cause the issuer to redeem the Series 2002-A notes on any day on or after the day on which the nominal liquidation amount of the Series 2002-A notes is reduced to $200,000,000 or less.

Other Series of Notes and Certificates

     The issuer may issue additional series of notes. The CARCO receivables trust has previously issued several series of investor certificates and may issue additional series of investor certificates.

Note Ratings

     The issuer will issue the Series 2002-A notes only if they are rated at the time of issuance in the highest long-term rating category by at least one nationally recognized rating agency.

------------------------------------------------------------------------------

                    The Dealer Floorplan Financing Business

------------------------------------------------------------------------------


     The receivables sold to the CARCO receivables trust were or will be selected from extensions of credit and advances made by DaimlerChrysler and DCS to approximately 3,220 domestic motor vehicle dealers.

     o DCS financed 57.6% of the total number of all DaimlerChrysler-franchised dealers as of March 31, 2002.

     o As of March 31, 2002, approximately 46% of the dealers to which DCS had extended credit lines were DaimlerChrysler-franchised dealers that operated only DaimlerChrysler franchises, approximately 38% were DaimlerChrysler-franchised dealers that also operated non-DaimlerChrysler franchises and approximately 16% were non-DaimlerChrysler dealers.

     o As of March 31, 2002, the balance of principal receivables in the U.S. Wholesale Portfolio was approximately $10.9 billion.

     o DCS currently services the U.S. Wholesale Portfolio through its home office and through a network of 23 zone offices located throughout the United States.

     o As of March 31, 2002, the average credit lines per dealer in the U.S. Wholesale Portfolio for new and used vehicles (which includes auction vehicles as used vehicles) were $3.92 million and $0.56 million, respectively, and the average balance of principal receivables per dealer was $3.39 million.

     o As of March 31, 2002, the aggregate total receivables balance as a percentage of the aggregate total credit lines was approximately 75.6%.

     The following table sets forth the percentages of dealer account balances by year of credit line origination for the U.S. Wholesale Portfolio.

----------------------------------------------------------------------------------------------------------------------
                                             Portfolio Percentages by Year
                                               of Credit Line Origination
                                                  As of March 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                            Prior to
    2002          2001         2000         1999         1998         1997         1996         1995         1995
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
    1.80%        15.42%        8.04%        7.16%        5.08%        4.37%        2.26%        4.53%       51.34%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

----------------------------------------------------------------------------------------------------------------------


     As of March 31, 2002, the weighted average spread over the prime rate charged to dealers in the U.S. Wholesale Portfolio was approximately 0.62%.

     Used vehicles (which excludes auction vehicles) represented approximately 2.72% of the aggregate principal amount of receivables in the U.S. Wholesale Portfolio as of March 31, 2002. As of March 31, 2002, used vehicles represented approximately 2.78% of the aggregate principal amount of receivables in the CARCO receivables trust (including excluded receivables).

Finance Hold Experience

     The following table provides the percentage of dealers in the U.S. Wholesale Portfolio that were subject to Finance Hold as of the dates indicated. Finance Hold indicates those dealers whose financing arrangement has been terminated due to certain financial difficulties.

--------------------------------------------------------------------------------------------------------------------------------

                                                       Finance Hold Experience

                      As of
                    March 31,                                         As of December 31,
                   ------------ ------------------------------------------------------------------------------------------------
                      2002        2001      2000     1999      1998      1997      1996     1995      1994      1993     1992
                   ------------ --------- --------- -------- --------- ---------- ------- --------- --------- --------- --------
Percentage of         1.9%        1.9%      0.8%     0.4%      0.9%      2.1%      1.1%     1.8%      1.6%      3.2%     6.8%
Dealers
--------------------------------------------------------------------------------------------------------------------------------

Dealer Trouble Experience

     The following table provides the number and percentage of dealers in Dealer Trouble status in the U.S. Wholesale Portfolio as of the dates indicated. Dealer Trouble status indicates those dealers that have probable principal loss potential.

--------------------------------------------------------------------------------------------------------------------------------

                                                   Dealer Trouble Experience
                      As of
                    March 31,                                         As of December 31,
                   ------------ -------------------------------------------------------------------------------------------------
                      2002        2001      2000     1999      1998      1997      1996     1995      1994      1993     1992
                   ------------ --------- --------- -------- --------- ---------- ------- --------- --------- --------- --------
Number of
Dealers                 16          24        27       27        21        24        20       6         12        21       56
------------------ ------------ --------- --------- -------- --------- ---------- ------- --------- --------- --------- --------
Percentage of
Dealers               0.5%        0.7%      0.8%     0.9%      0.7%      0.7%      0.6%     0.2%      0.3%      0.6%     1.8%
------------------ ------------ --------- --------- -------- --------- ---------- ------- --------- --------- --------- --------

--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                 The Accounts

------------------------------------------------------------------------------


     As of March 31, 2002, with respect to the accounts in the CARCO receivables trust:

     o there were approximately 3,150 accounts and the principal receivables balance was approximately $10.3 billion;

     o the average credit lines per dealer for new and used vehicles (which include auction vehicles) were approximately $3.68 million and $0.57 million, respectively, and the average balance of principal receivables per dealer was approximately $3.25 million; and

     o the aggregate total receivables balance as a percentage of the aggregate total credit line was approximately 76.6%.

     Unless otherwise indicated, the statistics included in this paragraph, in the table below and under "DCS's Performance History -- Geographic Distribution" with respect to the accounts and the receivables in the CARCO receivables trust give effect to approximately $8.0 million of principal receivables balances with respect to dealers (the "excluded receivables" and the "excluded dealers", respectively) that are in voluntary or involuntary bankruptcy proceedings or voluntary or involuntary liquidation or that, subject to limitations, are being voluntarily removed by the seller from the CARCO receivables trust. A portion of those principal receivables was created after those dealers entered into that status or were designated by the seller for removal from the CARCO receivables trust and, as a result, are owned by DCS. Principal receivables balances created prior to those dealers entering into that status or being designated for removal from the CARCO receivables trust are included in the principal receivables balance.

     The following table sets forth the percentages of dealer account balances by year of credit line origination for the accounts in the trust.

----------------------------------------------------------------------------------------------------------------------
                                             Portfolio Percentages by Year
                                               of Credit Line Origination
                                                  As of March 31, 2002
----------------------------------------------------------------------------------------------------------------------
                                                                                                           Prior to
    2002          2001         2000         1999         1998         1997         1996         1995         1995
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
    1.39%        14.52%        6.84%        7.57%        5.29%        4.28%        2.19%        3.75%       54.17%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

     As of March 31, 2002, the weighted average spread over the prime rate charged to dealers was approximately 0.63%.

------------------------------------------------------------------------------

                           DCS's Performance History

------------------------------------------------------------------------------


                                Loss Experience

     The following tables set forth the average principal receivables balance and loss experience for each of the periods shown on the U.S. Wholesale Portfolio. Because the eligible accounts will be only a portion of the entire U.S. Wholesale Portfolio, actual loss experience with respect to the eligible accounts may be different.


                                    Loss Experience for the U.S. Wholesale Portfolio
                                                      ($ Millions)

                                   Three Months
                                   Ended March 31,                         Year Ended December 31,
                               ----------------------------------------------------------------------------------------
                                  2002       2001       2001       2000       1999       1998       1997       1996
                               ----------------------------------------------------------------------------------------
     Average Principal
        Receivables Balance(1)  $ 9,836    $10,097    $ 9,689    $11,336    $ 9,947   $ 9,236    $ 8,877    $ 8,825
     ------------------------------------------------------------------------------------------------------------------
     Net Losses/ (Net
        Recoveries)(2)          $     1    $     0    $     2    $     1    $    (0)  $    11    $     4    $     (0)
     ------------------------------------------------------------------------------------------------------------------
     Net Losses/ (Net
        Recoveries) as a
        Percent of
        Liquidations              0.008%     0.000%     0.004%    0.001%    (0.001)%    0.020%     0.008%    (0.000)%
     ------------------------------------------------------------------------------------------------------------------
     Net Losses/ (Net
        Recoveries) as a
        Percent of Average
        Principal Receivables
        Balance(3)               0.04%      0.00%      0.02%      0.01%     (0.00)%     0.12%      0.04%     (0.00)%
     ------------------------------------------------------------------------------------------------------------------

                                          Year Ended December 31,
                        ------------- ------------- -------------- ------------- ------------- -------------
                            1995          1994          1993           1992          1991          1990
                        ------------- ------------- -------------- ------------- ------------- -------------
  Average Principal
     Receivables         $ 8,256        $ 6,754        $ 6,271        $ 5,344      $ 4,826       $ 4,726
     Balance(1)
  --------------------- ------------- ------------- -------------- ------------- ------------- -------------
  Net Losses/ (Net
     Recoveries)(2)      $    (1)    $       (1)       $    12        $    26      $    36      $     23
  --------------------- ------------- ------------- -------------- ------------- ------------- -------------
  Net Losses/ (Net
     Recoveries) as a
     Percent of          (0.002)%      (0.003)%        0.035%          0.098%          0.163%        0.117%
     Liquidations
  Net Losses/ (Net
     Recoveries) as a
     Percent of
     Average
     Principal
     Receivables          (0.01)%      (0.01)%          0.19%          0.49%           0.75%         0.49%
     Balance(3)

     (1)  Average Principal Receivables Balance is the average of the month-end principal balances for the thirteen months ending on the last day of the period, except for the three months ended March 31, 2002 and 2001, which are based on a four month average.
     (2)  Net Losses in any period are gross losses less recoveries for  such period.
     (3)  Percentages for the three months ended March 31, 2002 and 2001 are expressed on an annualized basis and are not necessarily indicative of the experience for the whole year.

                               Aging Experience

     The following table provides the age distribution of vehicle inventory for all dealers in the U.S. Wholesale Portfolio, as a percentage of total principal outstanding at the date indicated. Because the eligible accounts will only be a portion of the entire U.S. Wholesale Portfolio, actual age distribution with respect to the eligible accounts may be different.

---------------------------------------------------------------------------------------------------------------------

                                    Age Distribution for the U.S. Wholesale Portfolio

                            As of
                          March 31,                                 As of December 31,
---------------------------------------------------------------------------------------------------------------------
     Aging (Days)           2002          2001        2000        1999       1998      1997       1996       1995
---------------------------------------------------------------------------------------------------------------------
<31...................       35.1%          33.5%     23.0%       36.7%      32.2%      32.5%     31.1%      30.6%
31-60.................       21.4           23.0      19.8        21.9       21.5       21.9      20.6       22.2
61-90.................       11.1           14.3      18.3        16.6       15.3       14.7      16.7       17.5
91-120................        8.5           10.6      16.6        11.6       12.6       11.0      12.0       11.8
121-150...............        7.2            7.7      10.0         4.4        8.0        7.4       6.7        6.9
151-180...............        5.4            3.5       2.9         2.5        2.9        3.3       3.2        2.4
181-210...............        4.1            1.9       2.8         1.5        1.9        1.9       2.4        1.6
211-240...............        3.2            1.4       1.6         1.3        1.3        1.3       1.5        1.1
241-270...............        1.3            0.9       1.2         0.9        0.9        1.0       1.1        1.1
271-300...............        0.6            0.8       1.1         0.7        0.7        0.9       0.9        1.0
301-330...............        0.5            0.5       0.8         0.4        0.6        0.8       0.7        0.7
331-360...............        0.3            0.3       0.6         0.3        0.4        0.6       0.5        0.6
>360..................        1.3            1.6       1.3         1.2        1.7        2.7       2.6        2.5
Total.................      100.0%          100.0%   100.0%      100.0%     100.0%     100.0%    100.0%     100.0%

---------------------------------------------------------------------------------------------------------------------

                            Geographic Distribution

     The following table provides the geographic distribution of the vehicle inventory for all dealers in the CARCO receivables trust on the basis of receivables outstanding and the number of dealers generating the portfolio. The percentages may not add up to 100.00% because of rounding.

---------------------------------------------------------------------------------------------------------------------
                           Geographic Distribution of Accounts in the CARCO Receivables Trust
                                                  As of March 31, 2002

                                                             Percentage of      Total Number       Percentage of
                                       Receivables            Receivables            of              Number of
                                     Outstanding (2)        Outstanding (2)      Dealers (3)        Dealers (3)
                                    ------------------      ---------------     -------------      -------------
Texas..........................      $1,037,257,330.16          10.11%                 219             6.95%
California.....................         795,272,293.52           7.75%                 181             5.74%
Florida........................         642,898,990.68           6.27%                 146             4.63%
New York ......................         623,418,576.41           6.08%                 189             5.99%
Michigan.......................         534,397,462.93           5.21%                 149             4.73%
New Jersey.....................         525,132,259.90           5.12%                 138             4.38%
Illinois.......................         522,319,385.64           5.09%                 158             5.01%
Other(1).......................       5,575,108,640.48          54.37%               1,973            62.57%
                                    ------------------      ---------------     -------------      -------------
Total .........................     $10,255,804,939.72         100.00%               3,153           100.00%
                                    ==================      ===============     =============      =============

(1)   No other state includes more than 5% of the outstanding receivables.

(2)   Includes Excluded Receivables.

(3)   Includes Excluded Dealers.
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

                 Maturity and Principal Payment Considerations

------------------------------------------------------------------------------

     You will begin receiving principal on your notes if an early redemption period that is not terminated has commenced. Full payment of the Series 2002-A notes by May 16, 2005 (the "Series 2002-A expected principal payment date") depends on, among other things, repayment by dealers of the receivables and may not occur if dealer payments are insufficient. Because the receivables are paid upon retail sale of the underlying vehicle, the timing of the payments is uncertain. There is no assurance that DCS will generate additional receivables under the accounts or that any particular pattern of dealer payments will occur. Also, the shorter the accumulation period length, the greater the likelihood that payment of the Series 2002-A notes in full by the Series 2002-A expected principal payment date will be dependent on the reallocation of available principal amounts which are initially allocated to other outstanding series of notes. If one or more other series of notes from which available principal amounts are expected to be available to be reallocated to the payment of the Series 2002-A notes enters into an early redemption period before the Series 2002-A expected principal payment date, available principal amounts allocated to those series of notes will not be available to be reallocated to make payments of principal of the Series 2002-A notes and you may receive your final payment of principal later than the Series 2002-A expected principal payment date.

     Because an early redemption event with respect to the Series 2002-A notes may occur and would initiate an early redemption period, you may receive the final payment of principal on your Series 2002-A notes prior to the scheduled termination of the revolving period or prior to the Series 2002-A expected principal payment date.

     The amount of new receivables generated in any month and monthly payment rates on the receivables may vary because of seasonal variations in vehicle sales and inventory levels, retail incentive programs provided by vehicle manufacturers and various economic factors affecting vehicle sales generally. The following table sets forth the highest and lowest monthly payment rates for the U.S. Wholesale Portfolio during any month in the periods shown and the average of the monthly payment rates for all months during the periods shown. The monthly payment rate is the percentage equivalent of a fraction, the numerator of which is the aggregate of all collections of principal during the period and the denominator of which is the average aggregate principal balance of receivables in the U.S. Wholesale Portfolio for the period. These monthly payment rates include principal credit adjustments. Because eligible accounts will be only a portion of the entire U.S. Wholesale Portfolio, historical monthly payment rates with respect to the eligible accounts may be different than those shown below.

--------------------------------------------------------------------------------------------------------------------------------

                                    Monthly Payment Rates for the U.S. Wholesale Portfolio

                         Three Months
                        Ended March 31,                                  Year Ended December 31,
                      ----------------------------------------------------------------------------------------------------------
                        2002      2001    2001     2000     1999     1998     1997    1996    1995     1994     1993     1992
                      ----------------------------------------------------------------------------------------------------------
Highest Month           49.3%     51.7%   62.8%    52.8%    60.5%    60.8%    57.7%    58.3%   59.1%   59.7%    54.7%    50.6%
--------------------------------------------------------------------------------------------------------------------------------
Lowest Month            44.0      41.5    41.5      36.3     44.7     42.5     41.1    43.2    36.5     34.2     35.9     34.4
--------------------------------------------------------------------------------------------------------------------------------
Average of the
Months in the Period    47.5      45.5    49.9      45.6     52.0     50.0     48.2    49.0    45.6     50.3     46.6     41.3
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

        The Collateral Certificate - Required Participation Percentage

------------------------------------------------------------------------------


     The seller will be required to add to the CARCO receivables trust the receivables of additional accounts if the pool balance at the end of a collection period is less than the required participation amount for the following payment date. The calculation of the required participation amount is a function of the required participation percentage. The required participation percentage for the collateral certificate is 103%. However, if either (a) the aggregate amount of principal receivables due from either AutoNation, Inc. and its affiliates or United Auto Group, Inc. and its affiliates on the close of business on the last day of any collection period is greater than 4% of the pool balance on that day or (b) the aggregate amount of principal receivables due from any other dealer at such time is greater than 1.5% of the pool balance on that day, then the required participation percentage, as of that last day and with respect to that collection period and the immediately following collection period only, will be 104%. Furthermore, the seller may, upon ten days' prior notice to the CARCO receivables trust trustee and the rating agencies, reduce the required participation percentage to not less than 100%, so long as the rating agencies shall not have notified the seller or the servicer that any reduction will result in a reduction or withdrawal of the rating of the Series 2002-A notes or any other outstanding series or class of notes.